Combined and Condensed Information Related to Affiliates (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2013
Operations:
Total revenues	¥ 1,094,317	¥ 1,086,818	¥ 827,740
Income before income taxes	130,799	137,698	97,301
Net income	109,865	91,200	64,699
Financial position:
Total assets	6,897,921	5,704,862	5,237,184
Total liabilities	5,131,402	4,562,871	4,031,673
Total equity	¥ 1,766,519	¥ 1,141,991	¥ 1,205,511